UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23360

Broadstone Real Estate Access Fund

(Exact name of registrant as specified in charter)

1325 Avenue of the Americas, Suite32A

New York, NY 1015

(Address of principal executive offices) (Zip code)

Richard J. Byrne, Chief Executive Officer

c/o Benefit Street Partners L.L.C.

9 West 57th Street, Suite 4920

New York, New York 10019

(Name and Address of Agent for Service)

COPIES TO:

Thomas J. Friedmann, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605 (617) 728-7120	Jonathan H. Gaines, Esq. Dechert LLP Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 (212) 641-5600

Registrant’s telephone number, including area code: (585) 287-6500

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019 - September 30, 2020

Item 1. Reports to Stockholders.

BROADSTONE
REAL ESTATE ACCESS FUND

ANNUAL REPORT

9/30/20

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statement of Changes in Net Assets	9
Consolidated Statement of Cash Flows	11
Consolidated Financial Highlights	12
Notes to Consolidated Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Additional Information	28
Trustees and Officers	29
Privacy Notice	31

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.bdrex.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (833) 280-4479 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (833) 280-4479.

Broadstone Real Estate Access Fund	Shareholder Letter

September 30, 2020 (Unaudited)

Dear Shareholder:

We are pleased to present the Broadstone Real Estate Access Fund (the “Fund”) Annual Report. As mentioned in our semi-annual report, Benefit Street Partners (“BSP”) became the investment adviser for the Fund in the first quarter of 2020. BSP is a leading alternative asset manager with approximately $28.4 billion in assets under management as of September 30, 2020. BSP is a wholly owned subsidiary of Franklin Resources, Inc. that, with its various subsidiaries, operates as Franklin Templeton.

The Broadstone Real Estate Access Fund intends to provide investors with access to a broadly diversified portfolio of real estate investments via three sleeves: Public Equity Real Estate Securities (“Public Equities Sleeve”); Private Real Estate Securities (“Private Funds Sleeve”); and Direct Real Estate (“Direct Investments Sleeve”).

The transition to a new BSP strategy began in the second quarter of 2020, and we have primarily been focused on three (3) portfolio initiatives: 1) reducing volatility and correlation to the broader financial markets, 2) increasing diversification within the Private Funds Sleeve with more institutional managers and 3) fine tuning the portfolio’s mix of investments by minimizing retail and hospitality exposure, while adding exposure to multi-family and industrial. Additionally, we will look to increase our real estate debt exposure. These three initiatives are further detailed below:

1)	We have substantially reduced the Fund’s volatility and stock market correlation profile over the past few months. This is demonstrated by the Fund’s 3Q20 annualized standard deviation of 1.4%. We accomplished this primarily by strategically repositioning our Public Equities Sleeve. As described below, we implemented what we believe is a lower volatility investment approach, which allowed the more stable private fund investments to drive the majority of the Fund’s returns.

The Fund’s Public Equities Sleeve strategy is to write in-the-money call options on the entire portfolio, which we believe reduces our downside risk while still generating an attractive yield. The strategy not only allowed the Fund to maintain a conservative liquidity cushion for all investing and repurchase requirements, but also added accretive yield to the Fund.

2)	The Fund continues to seek increased diversification in the Private Funds Sleeve. The Fund made new investments in two (2) open-end core equity funds: Goldman Sachs’ US Real Property Income Fund (“USRPI”) and New York Life’s Madison Core Property Fund (“MCPF”). These funds had an asset diversification weighting consistent with our desire to focus more on multi-family and industrial. The Fund also continues to improve its exposure to large institutional real estate sponsors with high minimum investment amounts. The Fund now has investments in ten (10) different private real estate investment funds encompassing various strategies, sponsors, property types and geographies.

3)	Since inception, the Fund has maintained minimal exposure to retail. As of the date of this report, the Fund has a 4% exposure to retail within our overall portfolio. We plan to continue taking a cautious approach here. The long term effects from vacancies and reduced rents within this sector continue and were exacerbated by COVID-19. In terms of what we are looking to see in new investments, we remain focused on, and have made investments in, funds that have overweight exposure in the industrial and multi-family sectors, which are expected to be more resilient to a COVID-19 related downturn and outperform other asset classes in the near future. Additionally, our real estate debt exposure continues to provide access to income-generating commercial real estate loans and adds further real estate credit market diversification to our Private Funds Sleeve investments.

With our stringent underwriting standards, we remain highly focused on seeking to provide a well-diversified and resilient real estate portfolio that continues to meet the Fund’s investment objectives of generating current income and long-term capital appreciation as well as give our investors a lower volatility and low correlation alternative investment option outside of the stock market. We are pleased with the progress we have made with the Fund over the last two quarters under BSP’s strategy and look to continued success in the future. Thank you for being a shareholder.

Broadstone Real Estate Access Fund

Annual Report | September 30, 2020	1

Broadstone Real Estate Access Fund	Shareholder Letter

 September 30, 2020 (Unaudited)

Past performance is no guarantee of future results.

The Fund intends to make a dividend distribution each quarter to its shareholders. As portfolio and market conditions change, distributions will vary and targeted quarterly distributions may not be obtained in the future. Dividends are not guaranteed and a company’s future abilities to pay dividends may be limited. Portions of the distributions that the Fund makes may be a return of the money that shareholders originally invested and represent a return of capital to shareholders for tax purposes.

The views in this shareholder letter were as of the letter’s publication date and may not reflect the views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Diversification does not ensure profit or prevent loss.

Option writing activity refers to an investment contract in which a fee, or premium, is paid to the writer in exchange for the right to buy or sell shares at a future price and date. Put and call options for stocks are typically written in lots, with each lot representing 100 shares.

Yield refers to the earnings generated and realized on an investment over a particular period of time. It's expressed as a percentage based on the invested amount, current market value, or face value of the security. It includes the interest earned or dividends received from holding a particular security. Depending on the valuation (fixed vs. fluctuating) of the security, yields may be classified as known or anticipated.

Standard deviation is a measure of the amount of variation or dispersion of a set of values. A low standard deviation indicates that the values tend to be close to the mean (also called the expected value) of the set, while a high standard deviation indicates that the values are spread out over a wider range.

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Broadstone Real Estate Access Fund	Portfolio Update

September 30, 2020 (Unaudited)

Investment Objective

The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. There can be no assurance that the Fund will achieve its investment objective.

Average Annual Total Returns (as of September 30, 2020)

	6 Month*	1 Year	Since Inception**
Broadstone Real Estate Access Fund - Class I	3.77%	-5.78%(a)	4.10%(a)
Broadstone Real Estate Access Fund - Class W	3.64%	-6.02%(a)	3.86%(a)
Bloomberg Barclays US Aggregate Bond Index(b)	3.53%	6.98%	9.10%
Wilshire US Real Estate Securities Index(c)	11.95%	-17.75%	0.18%
FTSE NAREIT Equity REITs Index(d)(e)	13.43%	-18.16%	0.20%

*	Cumulative returns.

**	Fund’s inception date is October 4, 2018, with commencement of operations on October 5, 2018.
(a)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(b)	The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
(c)	The Wilshire US Real Estate Securities Index measures U.S. publicly-traded real estate securities. Designed to offer a market-based index that is more reflective of real estate held by pension funds, the index is comprised of publicly-traded real estate equity securities and unencumbered by limitations of other appraisal-based indexes. It can serve as a proxy for direct real estate investing by excluding securities whose value is not always tied to the value of the underlying real estate.
(d)	The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity Real Estate Investment Trusts ("REITs"). Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.
(e)	The Fund changed its benchmark from Wilshire US Real Estate Securities Index to the FTSE NAREIT Equity REITs Index because the Adviser believes the new benchmark represents a better comparison against which to measure the Fund’s performance.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. Fund performance current to the most recent month-end is available by calling (833) 280-4479 or by visiting www.bdrex.com.

The Broadstone Real Estate Access Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that its shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment.

Prior to February 7, 2020, Broadstone Asset Management, LLC served as the Fund's investment adviser, and prior to June 9, 2020, Heitman Real Estate Securities, LLC served as the Fund's sub-adviser. The performance information set forth in this report prior to these dates reflects the Fund’s performance while managed by the prior investment adviser and/or sub-adviser. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to June 9, 2020.

Annual Report | September 30, 2020	3

Broadstone Real Estate Access Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance of $1,000,000 Initial Investment (as of September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Sector Allocation (as a % of Net Assets)*

Private Real Estate Funds	67.55%
Public Equity Real Estate Securities	30.25%
Direct Real Estate	4.46%
Cash, Cash Equivalents, Leverage, & Other Net Assets	- 2.26%
100.00%

Top Ten Holdings (as a % of Net Assets)*

TCM CRE Credit Fund, LP	23.08%
iShares U.S. Real Estate ETF	17.56%
USAA US Government Building Open-End Feeder, LP	9.78%
Vanguard Real Estate ETF	8.72%
CBRE U.S. Core Partners, LP	7.95%
Sentinel Real Estate Fund, LP	6.28%
Clarion Lion Properties Fund	5.86%
Voya Commercial Mortgage Lending Fund, LP	5.78%
Clarion Lion Industrial Trust	4.58%
Noblesville	4.46%
Top Ten Holdings	94.05%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

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Broadstone Real Estate Access Fund	Consolidated Schedule of Investments

September 30, 2020

	Shares / Partnership Units	Value (Note 2)
PRIVATE REAL ESTATE SECURITIES (67.55%)*
CBRE U.S. Core Partners, LP(a)	2,891,616	$4,139,992
Clarion Lion Industrial Trust(a)(b)	1,056	2,384,285
Clarion Lion Properties Fund(a)(b)	2,020	3,051,534
Goldman Sachs U.S. Real Property Income Fund(c)	N/A	503,629
Madison Core Property Fund LP(c)	N/A	500,321
PA MAC FUND, LP(c)	N/A	1,205,205
Sentinel Real Estate Fund, LP(a)	37	3,268,884
TCM CRE Credit Fund, LP(a)	12,026	12,018,685
USAA US Government Building Open-End Feeder, LP(c)	N/A	5,093,611
Voya Commercial Mortgage Lending Fund, LP(c)	N/A	3,008,383
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $34,533,342)		35,174,529

PUBLIC EQUITY REAL ESTATE SECURITIES (30.25%)
Boston Properties, Inc.(d)	2,100	168,630
Equity Residential(d)	24,300	1,247,319
iShares U.S. Real Estate ETF(d)	114,500	9,141,680
Simon Property Group, Inc.(d)	7,500	485,100
Vanguard Real Estate ETF	57,500	4,540,200
Vornado Realty Trust(d)	5,000	168,550
TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $15,584,363)		15,751,479

DIRECT REAL ESTATE (4.46%)
Noblesville	N/A	2,320,000
TOTAL DIRECT REAL ESTATE (Cost $2,242,702)		2,320,000

SHORT TERM INVESTMENTS (13.59%)
Fidelity Government Portfolio, Class I, 0.010%(e) (Cost $7,078,772)	7,078,772	7,078,772
TOTAL SHORT TERM INVESTMENTS (Cost $7,078,772)		7,078,772

TOTAL INVESTMENTS (115.85%) (Cost $59,439,179)		$60,324,780

Liabilities In Excess Of Other Assets (-15.85%)		(8,255,505)

NET ASSETS (100.00%)		$52,069,275

*	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $35,174,529, which represents approximately 67.55% of net assets as of September 30, 2020.
(a)	Security is unitized.
(b)	Affiliated company. See Note 5 in Notes to Consolidated Financial Statements.
(c)	Investment represents a non-public partnership interest and is not unitized.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	5

Broadstone Real Estate Access Fund	Consolidated Schedule of Investments

September 30, 2020

(d)	All or a portion of the security is segregated as collateral for the Line of Credit. The aggregate value of the segregated securities totals $10,913,565 as of September 30, 2020. See Note 10 in Notes to Consolidated Financial Statements.

(e)	Money market fund; interest rate reflects seven-day yield as of September 30, 2020.

Common Abbreviations

LP	-	Limited Partnership.

WRITTEN OPTION CONTRACTS

	Expiration Date	Exercise Price	Contracts	Premiums Received	Notional Value	Value
WRITTEN CALL OPTIONS
Boston Properties, Inc.	10/16/2020	$75.00	(21)	$14,818	$(168,630)	$(13,248)
Equity Residential	10/16/2020	47.50	(243)	89,216	(1,247,319)	(103,688)
iShares U.S. Real Estate ETF	10/02/2020	75.50	(310)	114,580	(2,475,040)	(134,540)
iShares U.S. Real Estate ETF	10/02/2020	75.00	(835)	325,650	(6,666,640)	(404,140)
Simon Property Group, Inc.	10/16/2020	55.00	(75)	74,920	(485,100)	(73,451)
Vanguard Real Estate ETF	10/16/2020	74.00	(575)	296,796	(4,540,200)	(304,620)
Vornado Realty Trust	10/16/2020	30.00	(50)	19,448	(168,550)	(20,509)

Total Written Call Options				$935,428		$(1,054,196)

Additional information on investments in Private Real Estate Securities:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2020
$4,139,992	CBRE U.S. Core Partners, LP	Quarterly	60	$2,000,000
3,051,534	Clarion Lion Properties Fund (a)	Quarterly	90	–
3,268,884	Sentinel Real Estate Fund, LP	Quarterly	N/A*	–
12,018,685	TCM CRE Credit Fund, LP	Quarterly	90	–
5,093,611	USAA US Government Building Open-End Feeder, LP	Quarterly	60	–
1,205,205	PA MAC FUND, LP	N/A**	N/A	8,194,976
2,384,285	Clarion Lion Industrial Trust (a)	Quarterly	90	666,667
503,629	Goldman Sachs U.S. Real Property Income Fund	Quarterly	90	500,000
500,321	Madison Core Property Fund LP	Quarterly	90	500,000
3,008,383	Voya Commercial Mortgage Lending Fund, LP	Quarterly	90	–
$35,174,529				$11,861,643

*	Written notice required for redemption, no minimum timeline required.
**	Closed-end fund that does not permit redemptions.
(a)	Affiliated company. See Note 5 in Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

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Broadstone Real Estate Access Fund	Consolidated Statement of Assets and Liabilities

September 30, 2020

ASSETS
Investments in unaffiliated securities, at value (Cost $51,802,865)	$52,568,961
Investments in affiliates, at value (Cost $5,393,612)	5,435,819
Real estate investments, at value (Cost $2,242,702)	2,320,000
Cash	1,200,000
Receivable for investments sold	544,849
Dividends receivable	467,299
Receivable due from Adviser (Note 5)	139,008
Prepaid expenses and other assets	69,240
Total Assets	62,745,176
LIABILITIES
Written options, at value (premiums received $935,428)	1,054,196
Payable for investments purchased	4,822,552
Shareholder servicing fees payable (Note 5)	110
Lines of credit payable (Note 10)	4,096,365
Lines of credit interest payable (Note 10)	5,026
Administration fees payable (Note 5)	34,496
Transfer agency fees payable (Note 5)	5,321
Payable for distributions	330,653
Chief compliance officer fees payable (Note 5)	7,211
Trustees’ fees payable (Note 5)	29,000
Professional fees payable	273,090
Custody fees payable	10,941
Accrued expenses and other liabilities	6,940
Total Liabilities	10,675,901
Total Commitments and Contingencies (Note 2)	–
NET ASSETS	$52,069,275
NET ASSETS CONSIST OF
Paid-in capital	$55,615,575
Total distributable earnings	(3,546,300)
NET ASSETS	$52,069,275
PRICING OF SHARES
Class I
Net asset value and offering	$9.51
Net assets	$51,530,027
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,421,346
Class W
Net asset value and offering	$9.50
Net assets	$539,248
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	56,746

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	7

Broadstone Real Estate Access Fund	Consolidated Statement of Operations

For the Year Ended September 30, 2020
INVESTMENT INCOME
Dividend income, unafilliated securities	$2,162,003
Dividends income, affiliated securities	156,728
Rental income	108,925
Total Investment Income	2,427,656

EXPENSES
Investment advisory fees (Note 5)	669,854
Administration fees (Note 5)	189,475
Transfer agency fees (Note 5)	66,491
Shareholder servicing fees (Note 5)
Class W	1,273
Professional fees	395,053
Reports to shareholders and printing fees	28,993
State registration fees	45,719
Insurance fees	39,466
Custody fees	47,893
Chief compliance officer fees (Note 5)	42,883
Offering cost (Note 2)	5,751
Interest expense (Note 10)	182,306
Trustees’ fees (Note 5)	115,448
Other expenses	12,509
Total Expenses	1,843,114
Fees waived/expenses reimbursed by Adviser (Note 5)	(724,487)
Net Expenses	1,118,627
Net Investment Income	1,309,029
Net realized loss on investments - unafilliated securities	(5,747,518)
Net realized gain on investments - affiliated securities	93,077
Net realized gain on written options	1,577,662
Long-term capital gain distributions	297,684
Net realized loss	(3,779,095)
Net change in unrealized depreciation on unaffiliated investments	(798,381)
Net change in unrealized depreciation on affiliated investments	(20,720)
Net change in unrealized appreciation on real estate investments	77,298
Net change in unrealized depreciation on written options	(118,314)
Net change in unrealized depreciation	(860,117)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,639,212)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,330,183)

See Notes to Consolidated Financial Statements.

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Broadstone Real Estate Access Fund	Consolidated Statement of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Period October 5, 2018 (Commencement of Operations) to September 30, 2019
OPERATIONS
Net investment income	$1,309,029	$910,208
Net realized gain/(loss) on investments	(4,076,779)	2,673,730
Long-term capital gain distributions	297,684	–
Net change in unrealized appreciation/(depreciation) on investments	(860,117)	1,626,949
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,330,183)	5,210,887
DISTRIBUTIONS TO SHAREHOLDERS
Class I
From distributable earnings	(3,301,706)	(2,362,633)
From return of capital	(638,588)	–
Class W
From distributable earnings	(32,234)	(10,791)
From return of capital	(6,243)	–
Total Distributions to Shareholders	(3,978,771)	(2,373,424)
BENEFICIAL INTEREST TRANSACTIONS, IN DOLLARS
Class I
Shares sold	$10,969,569	$46,018,922
Distributions reinvested	2,075,723	742,436
Shares repurchased, net of repurchase fees (Note 9)	(3,454,775)	(413,744)
Class W
Shares sold	364,755	235,075
Distributions reinvested	21,058	3,676
Shares repurchased	(21,929)	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	9,954,401	46,586,365
Net increase in net assets	2,645,447	49,423,828
NET ASSETS
Beginning of period	49,423,828	–
End of period	$52,069,275	$49,423,828

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	9

Broadstone Real Estate Access Fund	Consolidated Statement of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Period October 5, 2018 (Commencement of Operations) to September 30, 2019
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES
Class I
Beginning shares	4,542,800	–
Shares sold	1,031,937	4,511,912
Distributions reinvested	210,218	69,874
Shares repurchased	(363,609)	(38,986)
Net increase in shares outstanding	878,546	4,542,800
Ending shares	5,421,346	4,542,800
Class W
Beginning shares	23,010	–
Shares sold	33,923	22,665
Distributions reinvested	2,121	345
Shares repurchased	(2,308)	–
Net increase in shares outstanding	33,736	23,010
Ending shares	56,746	23,010

See Notes to Consolidated Financial Statements.

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Broadstone Real Estate Access Fund	Consolidated Statement of Cash Flows

For the Year Ended September 30, 2020
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(3,330,183)
Purchase of investments	(212,295,886)
Purchase of Real estate investments	(2,242,702)
Proceeds from sales and return of capital distributions	207,018,456
Net proceeds received from written options transactions	16,045,514
Net purchases of short-term investment securities	(6,595,739)
Net realized loss on investments	5,654,441
Net realized gain on written options	(1,577,662)
Net change in unrealized depreciation on investments	819,101
Net change in unrealized appreciation on real estate investments	(77,298)
Net change in unrealized depreciation on written options	118,314
(Increase)/Decrease in Assets:
Dividends receivable	4,329
Receivable due from Adviser	(133,582)
Prepaid offering costs	5,751
Prepaid expenses and other assets	(56,383)
Increase/(Decrease) in Liabilities:
Shareholder servicing fees payable	16
Administration fees payable	18,413
Transfer agency fees payable	(5,548)
Chief compliance officer fees payable	3,669
Trustees’ fees payable	3,540
Professional fees payable	147,490
Custody fees payable	1,569
Lines of credit interest payable	(24,433)
Organizational fees payable	(119,643)
Accrued expenses and other liabilities	(283,131)
Net cash provided by operating activities	3,098,413

Cash Flows from Financing Activities:
Lines of credit borrowings	27,408,140
Lines of credit repayment	(34,990,316)
Proceeds from shares sold	11,334,324
Payment on shares repurchased	(3,476,704)
Cash distributions paid	(2,173,857)
Net cash used by financing activities	(1,898,413)

Net Change in Cash	1,200,000

Cash, beginning of period	$–
Cash, end of period	$1,200,000

Non-cash financing activities herein consist of reinvestment of distributions of:	$2,096,781
Cash paid during the period for interest from line of credit borrowing:	$206,739

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	11

Broadstone Real Estate Access Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Year and Period Presented

	For the Year Ended September 30, 2020	For the Period October 5, 2018 (Commencement of Operations) to September 30, 2019
Net asset value, beginning of period	$10.82	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.25	0.28
Net realized and unrealized gain/(loss)	(0.82)	1.19
Total from investment operations	(0.57)	1.47

DISTRIBUTIONS
From net investment income	(0.30)	(0.06)
From net realized gain on investments	(0.32)	(0.59)
Return of capital	(0.12)	–
Total distributions(b)	(0.74)	(0.65)

REPURCHASE FEES ADDED TO PAID-IN CAPITAL (NOTE 9)	0.00 (c)	–
Net increase/(decrease) in net asset value	(1.31)	0.82
Net asset value, end of period	$9.51	$10.82
TOTAL RETURN(d)	(5.37)%	15.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$51,530	$49,175
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	3.44%	5.98%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.09%	2.70%	(f)
Ratio of net investment income to average net assets(e)	2.44%	2.67%	(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	3.10%	5.02%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.74%	1.74%	(f)
Ratio of net investment income to average net assets(e)	2.78%	1.71%	(f)
Portfolio turnover rate	356%	123%	(g)

See Notes to Consolidated Financial Statements.

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Broadstone Real Estate Access Fund – Class I	Consolidated Financial Highlights

For a Share Outstanding Throughout the Year and Period Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of Capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Less than $0.005 per share.
(d)	Total returns are not annualized for periods less than one year and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests, which could include management and incentive fees and other expenses. Management fees of the underlying private real estate funds typically range from 0.70% to 1.50% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the NAV of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses.
(f)	Annualized.
(g)	Not Annualized.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	13

Broadstone Real Estate Access Fund – Class W	Consolidated Financial Highlights

For a Share Outstanding Throughout the Year and Period Presented

	For the Year Ended September 30, 2020		For the Period October 5, 2018 (Commencement of Operations) to September 30, 2019
Net asset value, beginning of period	$10.82		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.22		0.25
Net realized and unrealized gain/(loss)	(0.82)		1.20
Total from investment operations	(0.60)		1.45

DISTRIBUTIONS
From net investment income	(0.29)		(0.05)
From net realized gain on investments	(0.32)		(0.58)
Return of capital	(0.11)		–
Total distributions(b)	(0.72)		(0.63)

REPURCHASE FEES ADDED TO PAID-IN CAPITAL (NOTE 9)	(0.00	)(c)	–
Net increase/(decrease) in net asset value	(1.32)		0.82
Net asset value, end of period	$9.50		$10.82
TOTAL RETURN(d)	(5.71)%		14.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$539		$249
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	3.70%		6.54%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.31%		2.95%	(f)
Ratio of net investment income to average net assets(e)	2.18%		2.40%	(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	3.38%		5.58%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.99%		1.99%	(f)
Ratio of net investment income to average net assets(e)	2.50%		1.44%	(f)
Portfolio turnover rate	356%		123%	(g)

See Notes to Consolidated Financial Statements.

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Broadstone Real Estate Access Fund – Class W	Consolidated Financial Highlights

For a Share Outstanding Throughout the Year and Period Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of Capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. A Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If a Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Less than $0.005 per share.
(d)	Total returns are not annualized for periods less than one year and do not reflect the impact of sales charge. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests, which could include management and incentive fees and other expenses. Management fees of the underlying private real estate funds typically range from 0.70% to 1.50% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the NAV of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses.
(f)	Annualized.
(g)	Not Annualized.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2020	15

Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

1. ORGANIZATION

Broadstone Real Estate Access Fund (the “Fund”) was organized as a Delaware statutory trust on May 25, 2018 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund with a continuous offering of Fund shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”). As of February 7, 2020, the Fund’s investment adviser is Benefit Street Partners, L.L.C. (the “Adviser”). Prior to February 7, 2020, Broadstone Asset Management, LLC served as the Fund’s investment adviser, and prior to June 9, 2020, Heitman Real Estate Securities, LLC served as the Fund’s sub-adviser. The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low-to-moderate volatility and low correlation to the broader markets. The Fund intends to pursue its investment objective by strategically investing across Public Equity Real Estate Securities, Private Real Estate Securities, and Direct Real Estate.

The Fund currently offers Class W and Class I shares. Class W and Class I shares commenced operations on October 5, 2018 and are offered at NAV. Prior to October 5, 2018, the Fund had no operations other than matters relating to its organization. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing shareholder services plan (“Shareholder Services Plan”) charges. Both classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its Shareholder Services Plan. The Fund’s income, expenses (other than class specific shareholder servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”.

Consolidation – Broadstone Real Estate Access REIT, Inc. (“REIT Subsidiary”) is a wholly-owned subsidiary of the Fund formed to hold Direct Real Estate. All significant intercompany balances and transactions between the Fund and the REIT Subsidiary have been eliminated in consolidation.

Use of Estimates – The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from these estimates and those differences could be material.

Valuation of Investments – Investments are valued at fair value as determined by the Valuation Committee of the Adviser (the “Valuation Committee”), pursuant to delegation from the Fund’s Board of Trustees (the “Board”). Investments in securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end mutual funds are valued at the closing NAV.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Valuation Committee, using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of an investment to calculate its NAV when, for example: (1) a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed; (2) trading in a portfolio investment is suspended and not resumed prior to the normal market close; (3) a portfolio investment is not traded in significant volume for a substantial period; or (4) the Adviser determines that the quotation or price for a portfolio investment provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities, including direct real estate investments, may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair value methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective investment; (2) comparison to the values and current pricing of investments that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the investment which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve, capitalization rate, and credit quality.

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Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single method, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”). The Private Funds measure their investment assets at fair value, and report a NAV on a calendar quarter basis. In accordance with FASB ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Funds at their respective NAVs at each quarter. As of September 30, 2020, all of the Fund’s investments in Private Funds were valued at their respective sponsor issued NAVs and have not been classified in the fair value hierarchy. If the Valuation Committee is aware of facts that suggest that a Private Fund’s valuation does not reflect the fair value of the Fund’s ownership interest in the Private Fund, the Valuation Committee shall determine in good faith the fair value of the Fund’s ownership interest in the Private Fund.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods as follows:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access on the measurement date and on an on-going basis;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 -	Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Report | September 30, 2020	17

Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following tables summarize the valuation of the Fund’s investments under the fair value hierarchy levels as of September 30, 2020:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Real Estate Securities(a)	$–	$–	$–	$35,174,529
Public Equity Real Estate Securities	15,751,479	–	–	15,751,479
Direct Real Estate	–	–	2,320,000	2,320,000
Short Term Investments	7,078,772	–	–	7,078,772
Total	$22,830,251	$–	$2,320,000	$60,324,780
Other Financial Instruments
Liabilities
Written Call Options	$–	$(1,054,196)	$–	$(1,054,196)
Total	$–	$(1,054,196)	$–	$(1,054,196)

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statement of Assets and Liabilities.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of September 30, 2019	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of September 30, 2020	Net change in unrealized appreciation/ (depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at September 30, 2020
Direct Real Estate	$–	$–	$–	$77,298	$2,242,702	$–	$2,320,000	$77,298

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Consolidated Statement of Operations under Net change in unrealized appreciation/(depreciation) on real estate investments.

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2020:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value (USD) at 9/30/2020	Valuation Technique	Unobservable Inputs(a)	Value/Range
Direct Real Estate(a)	$2,320,000	Direct Capitalization	Cap Rate	7.25x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Cap Rate	Decreases	Increases

Unfunded Commitments – Typically, when the Fund invests in Private Funds, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Funds. The capital commitment may be drawn by the general partner of the Private Funds either all at once or through a series of capital calls at the discretion of the general partner. Thus, an unfunded commitment represents the portion of the Fund’s overall capital commitment to the Private Funds that has not yet been called by the general partner of the Private Funds. Unfunded commitments may subject the Fund to certain risks. For example, the Fund may be required to: (1) liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; (2) borrow under a credit facility which may result in additional expenses to the Fund; or, (3) to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Funds, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. Fund management recognizes these risks as potentially detrimental to the overall strategy and so has structured its current agreements around capital commitments in such a way so as to mitigate these risks. As of September 30, 2020, the Fund had total unfunded commitments in the amount of $11,861,643.

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Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date for public securities and interest income is recorded on the accrual basis. Rental income earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement.

Distributions made to the Fund in which the Fund invests may take several forms. The Fund re-characterizes distributions received from the underlying investments based on information provided by the investment into the following categories: dividend income, long-term capital gains, and return of capital. If information is not available on a timely basis from the investment, the re-characterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the investment at a later date, a re-characterization will be made in the following year.

Distributions to Shareholders – Distributions are declared and paid quarterly. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Offering Costs – Offering costs incurred by the Fund were treated as deferred charges until operations commenced and are being amortized over a 12-month period using the straight line method. As of September 30, 2020, all remaining offering costs, in the amount of $5,751, have been amortized during the year ended September 30, 2020.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the consolidated financial statements.

The Fund has a wholly owned REIT Subsidiary and qualifies as a REIT for federal income tax purposes. REITs are companies that invest primarily in real estate or real estate-related assets. To qualify as a REIT for U.S. federal income tax purposes, a company must meet certain requirements, including, among other things, distributing at least 90 percent of its taxable income to its stockholders annually in the form of dividends. The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

As of and during the year ended September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits in the accompanying consolidated financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. RISK FACTORS

Real Estate Industry Concentration - Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be impacted by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of September 30, 2020, the Fund had 102.26% of the value of its net assets invested within the real estate industry.

Annual Report | September 30, 2020	19

Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The Fund’s investments may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

Leveraging Risk - The use of leverage, such as in connection with options and borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Valuation of Private Investments - While the valuation of publicly traded securities held by the Fund are more readily ascertainable, the Fund expects to make investments in securities that are not publicly traded and for which no market based price quotations are available. The Fund expects that inputs into the determination of fair value of the Fund’s private investments will require significant management judgment or estimation. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. The Fund’s net asset value could be adversely affected if the determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such securities.

Libor Risk - In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

4. DERIVATIVE TRANSACTIONS

The Fund may engage in transactions involving options and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Fund, as writer of an option, might be exposed to other risks, such as being required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

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Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

When writing options, the Fund may, but is not required to, economically offset its position by purchasing an option on the same security or commodity with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2020:

	Liability Derivatives
Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Written Options)	Written Options, at value	$(1,054,196)
Total		$(1,054,196)

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended September 30, 2020:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized (depreciation) on written options	$1,577,662	$(118,314)
Total		$1,577,662	$(118,314)

The monthly average notional amount and monthly average number of contracts of written options held by the Fund during the year ended September 30, 2020 was $12,668,147 and 1,872, respectively.

Annual Report | September 30, 2020	21

Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2020:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Written Option Contracts	$1,054,196	$–	$1,054,196	$–	$–	$1,054,196
Total	$1,054,196	$–	$1,054,196	$–	$–	$1,054,196

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Fund and the Adviser (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. The previous investment adviser, Broadstone Asset Management, LLC, was terminated as of February 7, 2020 and a new Advisory Agreement was established with the Adviser under the same terms. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. The advisory fee is accrued daily and paid on a monthly basis.

The Adviser and the Fund have entered into an operating expenses limitation and reimbursement agreement (the “Expense Limitation Agreement”) pursuant to which the Adviser has contractually agreed to waive its fees and to defer reimbursement for the ordinary operating expenses of the Fund (including all expenses necessary or appropriate for the operation of the Fund and including the Adviser’s investment advisory or management fee detailed in the Advisory Agreement, any other expenses described in the Advisory Agreement as well as any shareholder servicing or distribution fee, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that such expenses exceed 1.99% and 1.74% per annum of the Fund’s average daily net assets attributable to Class W and Class I shares, respectively. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The previous investment adviser was terminated as of February 7, 2020 and a new Expense Limitation Agreement was established with the Adviser. The Expense Limitation Agreement will remain in effect through February 7, 2021. Previously waived fees from inception (October 5, 2018) through February 7, 2020 are no longer entitled to be recaptured by the previous investment adviser. Any waived fees subject to the new Expense Limitation Agreement are subject to the same terms.

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Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

During the year ended September 30, 2020, the fees waived/reimbursed under the Expense Limitation Agreement were as follows:

Fees Waived/Reimbursed By Adviser And Previous Investment Adviser
Class I	$717,381
Class W	7,106

As of September 30, 2020, the balances of recoupable expenses for the Fund were as follows:

Fund	Expires 2023
Class I	$575,560
Class W	5,977

Prior to June 9, 2020, sub-advisory services were provided to the Fund pursuant to an agreement between the Adviser and Heitman Real Estate Securities, LLC (the “Sub-Adviser” or “Heitman”). Under the terms of the sub-advisory agreement, the Adviser compensated the Sub-Adviser based on the Fund’s assets allocated to the Sub-Adviser. Heitman was terminated as of June 9, 2020.

At September 30, 2020, the Adviser owned 37% and 18% of Class I and Class W outstanding shares, respectively. Investment activities of significant shareholders could have a material impact on the Fund.

Affiliated Companies - Clarion Lion Industrial Trust and Clarion Lion Properties Fund are investments of the Fund as of September 30, 2020. These funds were not related parties as of the time that the Fund’s respective capital commitments were made. Following the recent acquisition of Clarion’s parent company by the parent company of the Adviser, these funds may be considered to be related parties of the Fund.

Security Name	Value as of September 30, 2019	Purchases	Sales	Value as of September 30, 2020	Share Balance as of September 30, 2020	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/ (Loss)
Clarion Lion Industrial Trust	$–	$5,333,333	$(3,082,857)	$2,384,285	1,056	$51,148	$50,950	$82,859
Clarion Lion Properties Fund	4,062,927	–	(949,941)	3,051,534	2,020	105,580	(71,670)	10,218
Total				$5,435,819	3,076	$156,728	$(20,720)	$93,077

Distributor – The distributor of the Fund is ALPS Distributors, Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan (the “Plan”) and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Plan, the Fund pays up to 0.25% per year of the average daily net assets of Class W shares for such services. Class I shares are not subject to a fee for such services. Plan fees in the amount of $1,273 are disclosed in the Consolidated Statement of Operations for the year ended September 30, 2020 as shareholder servicing fees.

Officer and Trustee Compensation – Each Independent Trustee who is not affiliated with the Fund or Adviser receives an annual retainer of $25,000, (to be pro-rated for a partial term), as well as reimbursement for any reasonable expenses incurred attending the meetings. Each Independent Trustee also receives a fee of $1,000 for each meeting of the Board (or committees of our Board) attended, provided that an Independent Trustee will not receive separate meeting fees for attending committee meetings held on the same day that the Independent Trustee received a fee for attending a meeting of our Board. In addition, the chairman of each of the Audit Committee and the Nominating and Corporate Governance Committee will receive an annual retainer of $5,000. None of the Fund’s executive officers receive compensation from the Fund. Fees are disclosed in the Consolidated Statement of Operations.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

ALPS Fund Services, Inc. (“ALPS”) – ALPS provides administration and fund accounting services to the Fund. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration and fund accounting services to the Fund. Fees are disclosed in the Consolidated Statement of Operations.

Annual Report | September 30, 2020	23

Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

Transfer Agent – DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”) and receives customary fees from the Fund for such services. Fees are disclosed in the Consolidated Statement of Operations.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2020, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Broadstone Real Estate Access Fund	$217,026,333	$206,219,399

7. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of having their shares repurchased, at NAV, of no less than 5% and no more than 25% of the outstanding shares. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended September 30, 2020, the Fund completed the quarterly repurchase offers in the table below. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 16, 2019	December 16, 2019	March 25, 2020	June 15, 2020
Repurchase Request Deadline	October 16, 2019	January 15, 2020	April 16, 2020	July 15, 2020
Repurchase Pricing Date	October 16, 2019	January 15, 2020	April 16, 2020	July 15, 2020
Amount Repurchased	$13,297	$20,665	$1,275,853	$2,179,341
Shares Repurchased	1,226	1,933	133,457	229,301
Percentage of Outstanding Shares the Fund Offered by Repurchase	5.00%	5.00%	5.00%	5.00%
Percentage of Outstanding Shares Repurchased	0.03%	0.04%	2.34%	4.08%

8. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of Fund distributions for the following year was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2020	$2,993,656	$340,284	$644,831
2019	2,373,424	–	–

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Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

For the year ended September 30, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

	Paid-in Capital	Total Distributable Earnings
Broadstone Real Estate Access Fund	$(20,927)	$20,927

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed long-term capital gain	Other cumulative effect of timing differences	Net unrealized appreciation/ (depreciation) on investments	Total
Broadstone Real Estate Access Fund	$(4,721,504)	$–	$1,175,204	$(3,546,300)

Tax Basis of Investments: As of September 30, 2020, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Broadstone Real Estate Access Fund	$1,410,643	$(235,439)	$1,175,204	$59,030,808

The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the investments in partnerships, wash sales and certain other investments.

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year.

The Fund elects to defer to the period ending September 30, 2021, capital losses recognized during the period November 1, 2019 – September 30, 2020 in the amount of $4,721,504.

9. REPURCHASE FEES

Shareholders of the Fund who tender shares for repurchase during the first 90 days following such shareholder’s initial purchase will be subject to a repurchase fee of 2.00%, deductible from repurchase proceeds. The repurchase fee does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The repurchase fee is paid directly to the Fund. For the year ended September 30, 2020, the Fund received $12,452 in repurchase fees, which is reflected in “Shares repurchased, net of repurchase fees” in the Consolidated Statement of Changes in Net Assets.

10. LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for the purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s 1 month LIBOR plus 95 basis points at the time of borrowing. As of September 30, 2020, the Fund had $4,096,365 of outstanding borrowings. During the year ended September 30, 2020 the Fund had average borrowings of $8,849,110 and an average interest rate of 1.93%.

During the year ended September 30, 2020, the Fund incurred $182,306 of interest expense related to the borrowings. As collateral security for the revolving line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of September 30, 2020, the Fund had $10,913,565 in securities pledged as collateral for the line of credit.

Annual Report | September 30, 2020	25

Broadstone Real Estate Access Fund	Notes to Consolidated Financial Statements

September 30, 2020

11. CREDIT FACILITIES

Information about the Fund’s senior securities as of September 30, 2019 and September 30, 2020 is shown in the following table.

Credit Facility at BNP Paribas	Total Amount Outstanding(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
September 30 2019	11,678,541	$5,232	–	N/A
September 30 2020	4,096,365	$13,711	–	N/A

	September 30, 2019	September 30, 2020
Asset Coverage per Unit:
Net Assets	$49,423,828	$52,069,275	–	N/A
Line of Credit	$11,678,541	$4,096,365	–	N/A
Total	$5,232	$13,711	–	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the Fund’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit”.
(3)	The amount to which such class of senior security would be entitled upon the Fund’s involuntary liquidation in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable to senior securities outstanding as of period end.

12. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

The Fund completed a quarterly repurchase offer on October 14, 2020, which resulted in 88,121 Fund shares being repurchased for $833,784.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

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Report of Independent Registered
Broadstone Real Estate Access Fund	Public Accounting Firm

To the Board of Trustees and Shareholders of Broadstone Real Estate Access Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Broadstone Real Estate Access Fund and its subsidiary (the “Fund”) as of September 30, 2020, and the related consolidated statements of operations, changes in net assets, and cash flows, including the related notes, and the consolidated financial highlights for the year ended September 30, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of September 30, 2019 and for the period October 5, 2018 (commencement of operations) through September 30, 2019 were audited by other auditors whose report dated November 25, 2019 expressed an unqualified opinion on those consolidated financial statements.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, investment fund portfolio managers, and broker. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

November 25, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report | September 30, 2020	27

Broadstone Real Estate Access Fund	Additional Information

September 30, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-833-280-4479, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund also files a complete schedule of portfolio holdings with the commission for the first and third quarters of the Fund’s fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the commissions website at www.sec.gov within 60 days after the end of that Funds’ fiscal quarter. Schedules of portfolio holdings are also available upon request, without charge by contacting the Fund at 1-833-280-4479.

3. TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $340,284 as long-term capital gain distribution for the year ended September 30, 2020.

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Broadstone Real Estate Access Fund	Trustees and Officers

September 30, 2020 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional information, which can be obtained without charge by calling 1-833-276-2766. The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The Board is comprised of five trustees (the “Trustees”), including three Independent Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Investment Adviser.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. Unless otherwise noted, the business address for each Trustee and Officer of the Fund is c/o Benefit Street Partners L.L.C., 9 W. 57th Street, Suite 4920, New York, New York 10019.

INDEPENDENT TRUSTEES

Name and Birth Year	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Z. Jamie Behar (1957)	Trustee	Investment Management Consultant for Evercore Trust Company, 2016-2017; Managing Director, Real Estate & Alternative Investments for GM Investment Management Corporation, 2005-2015.	1	ARMOUR Residential REIT, Inc.; Shurgard Self Storage SA; Broadtree Residential Inc.; Puppies Behind Bars
Collete English Dixon (1957)	Trustee	Executive Director of the Marshall Bennett Institute of Real Estate and Chair of the Real Estate Department of the Heller College of Business at Roosevelt University, 2017-present; Managing Principal of Libra Investments Group, LLC, 2016-present; Executive Director and Vice President of Transactions, for PGIM Real Estate, 2008-2016.	1	Housing Partnership Equity Trust; Community Investment Corporation; Waterton Associates
Michael E. Jones (1954)	Trustee	Co-Founder and Chief Investment Strategist of High Probability Advisors, LLC, 2017-present; Senior Vice President and Senior Portfolio Management for Federated Clover Investment Advisors, 2008-2014.	1	Reef Consulting and Investment, Inc.
Buford H. Ortale (1961)	Trustee	Sole Principal, Sewanee Ventures (personal holding company) (1996 – Present).	1	Benefit Street Partners Realty Trust; Broadtree Residential, Inc.; Waiter Holdings; INtrensic; Remote Care Partners

Annual Report | September 30, 2020	29

Broadstone Real Estate Access Fund	Trustees and Officers

September 30, 2020 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Birth Year	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Richard J. Byrne^ (1961)	Chairman, Chief Executive Officer, President and Trustee	President, Benefit Street Partners L.L.C. (2013 – Present); Chairman and Chief Executive Officer, Business Development Company of America (2016 – Present); Chairman and Chief Executive Officer, Benefit Street Realty Partners Trust, Inc. (2016 – Present); Chief Executive Officer, Deutsche Bank Securities (2008 – 2013); Global Co-Head of Capital Markets, Deutsche Bank (2006 – 2013)	1	Wynn Resorts, Ltd.; New York Road Runners
Jerome S. Baglien (1976)	Chief Financial Officer	Chief Financial Officer and Treasurer, Benefit Street Partners Realty Trust, Inc. (2016 – Present); Director of Fund Finance, GTIS Partners LP (2008 – 2016); Account Manager, iStar (2005 – 2008)	N/A	N/A
Lucas Foss (1977) 1290 Broadway, Suite 1000, Denver, CO 80203	Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, Inc., 2017 – present; Director of Compliance, Transamerica Asset Management, 2015 – 2017; Deputy Chief Compliance Officer, ALPS Fund Services, Inc. 2012 – 2015.	N/A	N/A
Leeor P. Avigdor (1981)	Secretary	Managing Director, Strategic Development, Benefit Street Partners L.L.C. (2015 – Present); Director, Financial Institutions Banking Group, Barclays (2011 – 2015)	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

^	Richard J. Byrne is considered an “interested person” as that term is defined in the 1940 Act because of his position as president of Benefit Street Partners L.L.C., the investment adviser to the Fund.

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Broadstone Real Estate Access Fund	Privacy Notice

July 2018 (Unaudited)

FACTS	What does Broadstone Real Estate Access Fund (the “Fund”) do with your personal information?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●      Social Security number and account transactions

●      Account balances and transaction history

●      Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the Broadstone Real Estate Access Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Broadstone Real Estate Access Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 833-280-4479

Annual Report | September 30, 2020	31

Broadstone Real Estate Access Fund	Privacy Notice

July 2018 (Unaudited)

Who We Are
Who is providing this notice?	Broadstone Real Estate Access Fund (the “Fund”)
What We Do
How does Broadstone Real Estate Access Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Broadstone Real Estate Access Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Broadstone Real Estate Access Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Broadstone Real Estate Access Fund does not jointly market.

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BDREX

The Fund is distributed by ALPS Distributors, Inc.
Must be preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in paragraph (a) of this Item were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in paragraph (a) of this Item were granted.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is filed as an exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Mr. Michael E. Jones serves as the Registrant’s audit committee financial expert and is considered to be “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: Audit fees billed for the Registrant’s fiscal year ended September 30, 2020 and the fiscal period ended September 30, 2019 were $67,200 and $64,460, respectively. These amounts represent aggregate fees billed by the Registrant’s then-existing independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the Registrant’s financial statements and for services normally provided by the Accountant in connection with the Registrant’s statutory and regulatory filings for that fiscal year.

(b)	Audit-Related Fees: There were no additional fees billed for the fiscal year ended September 30, 2020 and the fiscal period ended September 30, 2019 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees: The tax fees billed for the fiscal year ended September 30, 2020 and the fiscal period ended September 30, 2019 were $12,810 and $4,164, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the Registrant’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees: For the Registrant’s fiscal year ended September 30, 2020 and the fiscal period ended September 30, 2019, the aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	No non-audit fees were billed by the Accountant for services rendered to the Registrant’s investment adviser.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 6. Schedule of Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policy and Procedures

The Registrant has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Registrant votes proxies relating to its portfolio securities. Under the Registrant’s Proxy Voting Policy, the Registrant has, subject to the oversight of the Registrant’s Board, delegated to the Investment Adviser the following duties: (1) to make the proxy voting decisions for the Registrant, subject to the exceptions described below; and (2) to assist the Registrant in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Proxy Duties”).

The Registrant’s Chief Compliance Officer shall ensure that the Investment Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Registrant.

A. General

The Registrant believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Registrant is committed to voting corporate proxies in the manner that best serves the interests of the Registrant’s shareholders.

B. Delegation to the Investment Adviser

The Registrant believes that the Investment Adviser is in the best position to make individual voting decisions for the Registrant consistent with this Policy Voting Policy. Therefore, subject to the oversight of the Board, the Investment Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Registrant, in accordance with the Proxy Voting Policy of the Investment Adviser, except as provided herein; and

(2)	to assist the Registrant in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Registrant is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Registrant cast its vote; and (d) whether the Registrant cast its vote for or against management.

(3)	Annually, the Investment Adviser will provide to the Board a proxy voting report showing all proxies for the year.

The Board, including a majority of the Independent Trustees of the Board, must approve the Proxy Voting and Disclosure Policy of the Investment Adviser (the “Investment Adviser Voting Policy”) as it relates to the Registrant. The Board must also approve any material changes to the Investment Adviser Voting Policy no later than six (6) months after adoption by the Investment Adviser.

C. Conflicts

In cases where a matter with respect to which the Registrant was entitled to vote presents a conflict between the interest of the Registrant’s shareholders, on the one hand, and those of the Investment Adviser, or an affiliated person of the Registrant, or its Investment Adviser, on the other hand, the Registrant shall always vote in the best interest of the Registrant’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Registrant’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Investment Adviser Voting Policy, provided such specific voting policy was approved by the Board.

D. Preparation and Filing of Proxy Voting Record on Form N-PX

The Registrant will annually file its complete proxy voting record with the SEC on Form N-PX.

The Registrant’s Administrator will be responsible for oversight and completion of the filing of the Registrant’s reports on Form N-PX with the SEC. The Registrant’s Administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Brian Buffone and Michael Comparato are the Registrant’s portfolio managers and are primarily responsible for management of the Registrant’s investment portfolio.

Brian Buffone has served as a Portfolio Manager of the Registrant since June 2020. Mr. Buffone is a managing director and head of equity investments for BSP’s commercial real estate group. Prior to joining BSP in 2018, Mr. Buffone was a managing director at Ladder Capital where he originated CMBS loans and balance sheet loans and sourced/executed the majority of property acquisitions for the company’s own portfolio. Prior to joining Ladder Capital in 2014, Mr. Buffone was the founder and president of Park Manor Capital Partners, a full service commercial real estate firm. He was previously a partner and chief financial officer of Compson Holding Corporation where he oversaw the day to day operations of the company’s commercial real estate equity investments, acquisitions, dispositions, asset/property management and financing. Mr. Buffone earned his Bachelor of Science, Magna Cum Laude, from Babson College with a double major in Quantitative Methods and Investments.

Michael Comparato has served as a Portfolio Manager of the Registrant since June 2020. Mr. Comparato is a managing director with BSP and the head of real estate for BSP CRE and BSP Realty Trust. Prior to joining BSP in 2015, Mr. Comparato was head of U.S. Equity Investments at Ladder Capital, where he led Ladder’s largest team that actively originated CMBS loans, structured/balance sheet loans, mezzanine loans and acquired strategic assets for the firm. Prior to joining Ladder in 2009, Mr. Comparato was president of BankAtlantic Commercial Mortgage Capital, the CMBS affiliate of BankAtlantic, where he was responsible for managing all day-to-day operations. Mr. Comparato also previously ran Compson Holding Corporation, which made various equity investments in multiple different commercial real estate assets and publicly traded REITs. Mr. Comparato received a Bachelor of Science, Summa Cum Laude, from Babson College.

As of September 30, 2020, Mr. Buffone had beneficial ownership of 0 Registrant shares and Mr. Comparato had beneficial ownership of 0 Registrant shares. As of September 30, 2020, Mr. Buffone did not manage any other registered investment companies, other pooled investment vehicles or other accounts. As of September 30, 2020, Mr. Comparato managed, or was a member of the management team for, the following client accounts:

Name	Account Type	Total Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Michael Comparato	Registered Investment Companies	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles	2	$ 3.481 billion	1	$3.1 billion
	Other Accounts	0	$ 0	0	$ 0

As portfolio managers, Mr. Buffone and Mr. Comparato each receive a fixed annual base compensation and an annual discretionary bonus from the Investment Adviser.

The portfolio managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively, “Client Accounts”), or may be affiliated with such Client Accounts. Thus, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Investment Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Registrant, or they may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio managers may have an incentive to not favor the Registrant over the Client Accounts. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 13(a)(1).

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Response to Item 13(a)(4) is filed herewith.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Broadstone Real Estate Access Fund

By:	/s/ Richard J. Byrne
Richard J. Byrne, Chief Executive Officer (Principal Executive Officer)

Date:	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Richard J. Byrne
Richard J. Byrne, Chief Executive Officer (Principal Executive Officer)

Date:	December 4, 2020

By:	/s/ Jerome S. Baglien
Chief Financial Officer (Principal Financial Officer)

Date:	December 4, 2020